As filed with the Securities and Exchange Commission on October 29, 1999
                                      Registration No. 333-_____________________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933


                               FILENET CORPORATION


           Delaware                                   95-3757924
   (State or other jurisdiction             (IRS Employer Identification No.)
 of incorporation or organization)

                              3565 Harbor Boulevard
                          Costa Mesa, California 92626


                               FILENET CORPORATION
                             1995 STOCK OPTION PLAN
                        1998 EMPLOYEE STOCK PURCHASE PLAN
                   INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN

                                 Lee D. Roberts
                      President and Chief Executive Officer
                               FILENET CORPORATION
               3565 Harbor Boulevard, Costa Mesa, California 92626
                                 (714) 966-3400


                         CALCULATION OF REGISTRATION FEE
================================================================================

   Title of Securities              Amount to      Proposed Maximum    Proposed Maximum      Amount of
    to be Registered            be Registered(1)  Offering Price per  Aggregate Offering  Registration Fee
                                                         Share                Price

1995 STOCK OPTION PLAN
Common Stock,
$0.01 par value                    1,200,000 shares       $15.66(2)        $18,792,000(2)        $5,224.18

1998 EMPLOYEE STOCK PURCHASE
PLAN
Common Stock,
$0.01 par value                      300,000 shares       $15.66(2)        $ 4,698,000(2)        $1,306.04


INTERNATIONAL EMPLOYEE               300,000 shares       $15.66(2)        $ 4,698,000(2)        $1,306.04
STOCK PURCHASE PLAN


                                                                         Aggregate Filing Fee    $7,836.26

================================================================================

(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the FileNET Corporation 1995 Stock Option Plan, 1998 Employee Stock Purchase Plan or the International Employee Stock Purchase Plan by reason of any stock dividend, stock split, recapitalization or any other similar transaction effected without the Registrant's receipt of consideration which results in an increase in the number of outstanding shares of Registrant's Common Stock.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, on the basis of the average of the high and low selling prices per share of Registrant's Common Stock on October 25, 1999, as reported on the Nasdaq National Market.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference

         FileNET Corporation (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "SEC"):

          (a) The Registrant's Annual Report on Form 10-K for fiscal year ended December 31, 1998 filed with the SEC on March 30, 1999, as amended on Form 10-K/A filed with the SEC on April 16, 1999.

          (b) The Registrant's Quarterly Report on Form 10-Q for fiscal quarter ended March 31, 1999 filed with the SEC on May 11, 1999 and for fiscal quarter ended June 30, 1999 filed with the SEC on August 12, 1999.

          (c) The Registrant's Registration Statement No. 0-15997 on Form 8-A filed with the SEC on June 24, 1987, in which there is described the terms, rights and provisions applicable to the Registrant's Common Stock.

         All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4. Description of Securities

         Not applicable.

Item 5. Interests of Named Experts and Counsel

         Not applicable.

Item 6. Indemnification of Directors and Officers

         Pursuant to the provisions of Section 145 of the General Corporation Law of Delaware, the Registrant as a Delaware corporation has power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the Registrant) by reason of the fact that he or she is or was a director, officer, employee or agent of the Registrant or of any corporation, partnership, joint venture, trust or other enterprise for which he or she is or was serving in such capacity at the request of the Registrant, against any and all expenses, judgments, fines and amounts paid in settlement which were reasonably incurred by him or her in connection with such action, suit or proceeding. The power to indemnify applies only if such person acted in good faith and in a manner he or she reasonably believed to be in the best interests, or not opposed to the best interests, of the Registrant and, with respect to any criminal action or proceeding, if he or she had no reasonable cause to believe his or her conduct was unlawful.

         The power to indemnify also applies to actions brought by or in the right of the Registrant, but only to the extent of defense and settlement expenses and not to any satisfaction of a judgment or settlement of the claim itself. In such actions, however, no indemnification will be made if there is any adjudication of negligence or misconduct, unless the court, in its discretion, feels that in the light of all the circumstances indemnification should apply.

         To the extent any such person is successful in the defense of the actions referred to above, such person is entitled pursuant to Section 145 of the General Corporation Law of Delaware to indemnification as described above.
Section 145 also grants power to advance litigation expenses upon receipt of an undertaking on the part of the recipient to repay such advances in the event no right to indemnification is subsequently shown. The Registrant may also obtain insurance at its expense to protect anyone who might be indemnified, or has a right to insist on indemnification, under the statute.

Item 7. Exemption from Registration Claimed

         Not applicable.

Item 8. Exhibits

Exhibit No.  Exhibit

  4          Instruments  Defining  Rights of Stockholders. Reference is made to
             Registrant's Registration Statement on Form 8-A, together  with the exhibits thereto, which is incorporated herein by reference pursuant to Item 3(c) of this Registration Statement.
  5          Opinion and Consent of Brobeck,  Phleger & Harrison LLP.
 23.1        Consent of Independent  Accountants -- Deloitte & Touche LLP.
 23.2        Consent of Brobeck, Phleger & Harrison LLP is contained in Exhibit 5.
 24          Power of  Attorney. Reference is made to page II-4 of this Registration
             Statement.
 99.1        1995 Stock Option Plan (as Amended and Restated Through March 31, 1999)
 99.2*       Form of Notice of Grant of Stock Option.
 99.3*       Form of Stock Option Agreement.
 99.4*       Form of Addendum to Stock Option Agreement: Involuntary Termination
             Following Corporate Transaction.
 99.5*       Form of Addendum to Stock Option Agreement: Involuntary Termination
             Following Change in Control.
 99.6*       Form of Salary Reduction Option Grant Election.
 99.7*       Form of Notice of Grant under Salary Reduction Option Grant Program.
 99.8*       Form of Salary Reduction Stock Option Agreement.
 99.9*       Form of Notice of Grant of  Non-Employee  Director  Automatic Stock
             Option: Initial Grant.
 99.10*      Form of Notice of Grant of  Non-Employee  Director  Automatic Stock
             Option: Annual Grant.
 99.11**     Form of Automatic Stock Option Agreement.
 99.12*      Form of Director Fee Election.
 99.13*      Form of Notice of Grant of Non-Employee Director Stock Option under
             Director Fee Option Grant Program.
 99.14*      Form of Director Fee Stock Option Agreement.
 99.15       1998 Employee Stock Purchase Plan  (as Amended and Restated Through
             March 22, 1999).
 99.16       International Employee Stock Purchase Plan (as Amended and Restated
             Through May 20, 1999).
 99.17***    Form of Enrollment/Change Form (1998 and International Employee Stock
             Purchase Plans).

     * Exhibits 99.2 through 99.10 and 99.12 through 99.14 are incorporated herein by reference to Exhibits 99.2 through 99.10 and 99.12 through 99.14, respectively, to Registrant's Registration Statement No. 33-80899 on Form
     S-8, filed with the SEC on December 22, 1995.

     ** Exhibit 99.11 is incorporated herein by reference to Exhibit 99.11 to Registrant's Registration Statement No. 333-34031 on Form S-8, filed with the SEC on August 21, 1997.

     *** Exhibit 99.17 is incorporated herein by reference to Exhibit 99.17 to Registrant's Registration Statement No. 333-66997 on Form S-8, filed with the SEC on November 9, 1998.

Item 9.  Undertakings

         A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "1933 Act"), (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement, and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that clauses
(1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference into this Registration Statement; (2) that for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and
(3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold upon the termination of the Registrant's 1995 Stock Option Plan, 1998 Employee Stock Purchase Plan and/or the International Employee Stock Purchase Plan.

         B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the indemnity provisions summarized in Item 6 or otherwise, the Registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Costa Mesa, State of California on October 29, 1999.


                                 FILENET CORPORATION


                                      /s/  Lee D. Roberts

                                      By:  Lee D. Roberts
                                      President, Chief Executive Officer
                                      and Director (Principal Executive Officer)



                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned officers and directors of FileNET Corporation, a Delaware corporation, do hereby constitute and appoint Lee D. Roberts and Mark
S. St. Clare, and each of them, the lawful attorneys-in-fact and agents, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulation or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms all that said attorneys and agents, or either one of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures              Title                                 Date



/s/ Lee D. Roberts      President, Chief Executive Officer    October 29, 1999
Lee D. Roberts          and Director
                        (Principal Executive Officer)



/s/ Mark S. St. Clare   Senior Vice President-Finance         October 29, 1999
Mark S. St. Clare       Chief Financial Officer
                        (Principal Financial Officer)



/s/ Brian A. Colbeck    Vice President, Controller, Chief     October 29, 1999
Brian A. Colbeck        Accounting Officer and Assistant
                        Secretary (Principal Accounting Officer)



/s/ Theodore J. Smith   Chairman of the Board                 October 29, 1999
Theodore J. Smith


/s/ John C. Savage      Director                              October 29, 1999
John C. Savage


/s/ William P. Lyon     Director                              October 29, 1999
William P. Lyons


/s/ L. George Klaus     Director                              October 29, 1999
L. George Klaus


/s/ Roger S. Siboni     Director                              October 29, 1999
Roger S. Siboni

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    EXHIBITS

                                       TO

                                    FORM S-8

                                      UNDER

                             SECURITIES ACT OF 1933


                               FILENET CORPORATION

                                  EXHIBIT INDEX

Exhibit No.  Exhibit

  4          Instruments Defining Rights of Stockholders. Reference  is  made to
             Registrant's Registration Statement on Form 8-A, together  with the exhibits thereto, which is incorporated herein by reference pursuant to Item 3(c) of this Registration Statement.
  5          Opinion and Consent of Brobeck,  Phleger & Harrison LLP.
 23.1        Consent of Independent  Accountants -- Deloitte & Touche LLP.
 23.2        Consent of Brobeck, Phleger & Harrison LLP is contained in Exhibit 5.
 24          Power of Attorney. Reference is made to page II-4 of this Registration
             Statement.
 99.1        1995 Stock Option Plan (as Amended and Restated Through March 31, 1999)
 99.2*       Form of Notice of Grant of Stock Option.
 99.3*       Form of Stock Option Agreement.
 99.4*       Form of Addendum to Stock Option Agreement: Involuntary Termination
             Following Corporate Transaction.
 99.5*       Form of Addendum to Stock Option Agreement: Involuntary Termination
             Following Change in Control.
 99.6*       Form of Salary Reduction Option Grant Election.
 99.7*       Form of Notice of Grant under Salary Reduction Option Grant Program.
 99.8*       Form of Salary Reduction Stock Option Agreement.
 99.9*       Form of Notice of Grant of  Non-Employee  Director  Automatic Stock
             Option: Initial Grant.
 99.10*      Form of Notice of Grant of  Non-Employee  Director  Automatic Stock
             Option: Annual Grant.
 99.11**     Form of Automatic Stock Option Agreement.
 99.12*      Form of Director Fee Election.
 99.13*      Form of Notice of Grant of Non-Employee Director Stock Option under
             Director Fee Option Grant Program.
 99.14*      Form of Director Fee Stock Option Agreement.
 99.15       1998 Employee Stock Purchase Plan  (as Amended and Restated Through
             March 22, 1999).
 99.16       International Employee Stock Purchase Plan (as Amended and Restated
             Through May 20, 1999).
 99.17***    Form of Enrollment/Change Form (1998 and International Employee Stock
             Purchase Plans).

     * Exhibits 99.2 through 99.10 and 99.12 through 99.14 are incorporated herein by reference to Exhibits 99.2 through 99.10 and 99.12 through 99.14, respectively, to Registrant's Registration Statement No. 33-80899 on Form
     S-8, filed with the SEC on December 22, 1995.

     ** Exhibit 99.11 is incorporated herein by reference to Exhibit 99.11 to Registrant's Registration Statement No. 333-34031 on Form S-8, filed with the SEC on August 21, 1997.

     *** Exhibit 99.17 is incorporated herein by reference to Exhibit 99.17 to Registrant's Registration Statement No. 333-66997 on Form S-8, filed with the SEC on November 9, 1998.

                                                                       EXHIBIT 5



                   Opinion of Brobeck, Phleger & Harrison LLP

                                 October 29, 1999

FileNET Corporation
3565 Harbor Boulevard
Costa Mesa, CA  92626

         Re: FileNET Corporation (the "Company") Registration Statement on Form S-8 for Registration of an aggregate of 1,500,000 Shares of Common Stock

Ladies and Gentlemen:

     We have acted as counsel to FileNET Corporation, a Delaware corporation (the "Company"), in connection with the registration on Form S-8 (the "Registration Statement") under the Securities Act of 1933, as amended, of (i) an additional 1,200,000 shares of the Company's common stock for issuance under the Company's 1995 Stock Option Plan (the "Option Plan") and (ii) an additional 300,000 shares of the Company's common stock for issuance under the Company's 1998 Employee Stock Purchase Plan (the "Purchase Plan"), and (iii) an additioanl 300,000 shares of the Company's common stock for issuance under the Company's International Employee Stock Purchase Plan (the "International Plan").

          This opinion is being furnished in accordance with the requirements of
Item 8 of Form S-8 and Item 601(b)(5)(i) of Regulation S-K.

         We have reviewed the Company's charter documents and the corporate proceedings taken by the Company in connection with the establishment and amendment of the Option Plan and the Purchase Plan. Based on such review, we are of the opinion that if, as and when the shares are issued and sold (and the consideration therefor received) pursuant to (a) the provisions of option agreements duly authorized under the Option Plan and in accordance with the Registration Statement, (b) duly authorized direct stock issuances under the Option Plan and in accordance with the Registration Statement or (c) duly authorized stock purchase rights under the Purchase Plan and in accordance with the Registration Statement, such shares will be duly authorized, legally issued, fully paid and non-assessable.

         We consent to the filing of this opinion letter as Exhibit 5 to the Registration Statement.

         This opinion letter is rendered as of the date first written above and we disclaim any obligation to advise you of facts, circumstances, events or developments which hereafter may be brought to our attention and which may alter, affect or modify the opinion expressed herein. Our opinion is expressly limited to the matters set forth above and we render no opinion, whether by implication or otherwise, as to any other matters relating to the Company, the Option Plan or the Purchase Plan or the shares of the Company's common stock issuable under such plans.

                                    Very truly yours,



                                    /s/ BROBECK, PHLEGER & HARRISON LLP

                                    BROBECK, PHLEGER & HARRISON LLP

                                                                    EXHIBIT 23.1



INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of FileNET Corporation on Form S-8 of our reports dated January 26, 1999, (March 10, 1999 as to Note 8) appearing in, and incorporated by reference in, the Annual Report on Form 10-K of FileNET Corporation for the year ended December 31, 1998.


                                        /s/ Deloitte & Touche

                                        DELOITTE & TOUCHE LLP

Costa Mesa, California
October 29, 1999